Exhibit 10.1

GLOBIS ACQUISITION CORP.

AMENDMENT NO. 5 PROMISSORY NOTE

THIS AMENDMENT NUMBER 5 OF NOTE (this “Amendment”) is entered into effective as of January 27, 2022, by Globis Acquisition Corp., a Delaware corporation (“Maker”), and Globis SPAC LLC, a Delaware limited liability company (“Globis SPAC”), or its designees.

RECITALS:

WHEREAS that certain Promissory Note, dated January 11, 2021, in the original principal amount of $1,000,000.00 (the “Note”) executed by Maker payable to Globis SPAC; and

WHEREAS, the Note was amended by Amendment No. 2 on July 19, 2021 to increase the principal amount of the Note to $2,000,000; and

WHEREAS, the Note was amended by Amendment No. 3 on October 13, 2021 to increase the principal amount of the Note to $3,000,000; and

WHEREAS, the Note was amended by Amendment No. 4 on December 29, 2021 to increase the principal amount of the Note to $5,000,000; and

WHEREAS the parties desire to further amend the Note to increase the principal amount of the Note to $7,000,000, and each party acknowledges the mutual benefits of so amending the Note;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The Principal Amount of the Note is hereby increased to $7,000,000.

All other terms of the Note, as amended, shall remain in full force and effect.

[Signature Page Follows]

EXECUTED as of the day and year first above written.

GLOBIS ACQUISITION CORP.
a Delaware corporation

By:	/s/ Paul Packer
Name:	Paul Packer
Title:	Chief Executive Officer and Chief Financial Officer

GLOBIS SPAC LLC
a Delaware limited liability company

By:	/s/ Paul Packer
Name:	Paul Packer
Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 5 TO PROMISSORY NOTE